UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2018

Baldwin & Lyons, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Explanatory Note

This Current Report on Form 8-K/A (this "Amendment") is being filed as an amendment to the Current Report on Form 8-K filed by Baldwin & Lyons, Inc. (the "Company") on June 14, 2018 (the "Original 8-K"). The sole purpose of this Amendment is to attach exhibits 3.2 and 3.2.1 referenced in the Original 8-K.  Except as set forth herein, no other modifications have been made to the Original 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a special meeting on June 8, 2018, the Board of Directors (the "Board") of Baldwin & Lyons, Inc. (the "Company") adopted and approved an amendment of its Code of Bylaws.   Pursuant to the amendment and restatement, among other things:

1.
Certain sections of Article IV, including Section 4.3 (Management and Committees), were added or revised to provide that the Board may appoint a Chairman and to specify when an Independent Director shall be appointed.   The provisions provide that the Lead Director shall be appointed from among the independent members of the Board of Directors.  In addition, the provisions specify the duties of the Chairman and Lead Director roles.

2.
Certain sections of Article V, including Section 5.1 (Election, Qualification and Term of Office), Section 5.5 (Executive Chairman), and Section 5.6 (The Chief Executive Officer) were removed or updated to specify that the officers of the Corporation shall consist of a Chief Executive Officer, Chief Financial Officer, a Secretary and a Treasurer.   The provisions allow the CEO to appoint additional officers.  The provisions were revised to remove the Executive Chairman role, including references to the Executive Chairman duties with regard to other officers and responsibilities.

Item 9.01 Financial Statements and Exhibits

(d) The following items are filed as exhibits to this Current Report on Form 8-K/A:

3.2   Code of Bylaws of Baldwin & Lyons, Inc., as amended through June 8, 2018.
3.2.1   Code of Bylaws of Baldwin & Lyons, Inc., showing all changes adopted on June 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

June 15, 2018 by: /s/ W. Randall Birchfield
                                   W. Randall Birchfield,
                       President, Chief Executive Officer and Chief Operating Officer